Exhibit 99.2

Investor Day 2014

Agenda 2:00 pm Strategies for Value Creation Fritz Henderson, Chairman & Chief Executive Officer 2:20 pm Operations Excellence: Maximizing Asset Productivity Mike Thomson, President & Chief Operating Officer 2:50 pm Framing the Growth Opportunity Jonathan Lock, Vice President, Strategy 3:10 pm Break 3:20 pm Restructuring and Capital Allocation Mark Newman, Senior Vice President & Chief Financial Officer 3:50 pm Concluding Remarks Fritz Henderson, Chairman & Chief Executive Officer 4:00 pm Q&A 5:00 pm Cocktail Reception

Forward-Looking Statements Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke or the Partnership, in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SunCoke and the Partnership, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SunCoke and the Partnership has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SunCoke and the Partnership. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SunCoke and the Partnership do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

Fritz Henderson Chairman and Chief Executive Officer

The SunCoke Journey

SXCP

2011: Laid The Foundation
- IPO of ~18% of SXC
- Established standalone structure
- Proved cokemaking expertise

2012: Operating Focus
- Executed successful Middletown startup
- Invested in coal to drive productivity
- Built financial strength and flexibility
- Completed final distribution of SXC

2013: Creating the Future
- Launched SXCP
- Completed two coal logistics acquisitions
- Formed India JV
- Renewed Indiana Harbor contract; substantially refurbished facility

2014+: Transformation
- Restructuring limitations lifted
- First coke asset dropdown planned
- Planned completion of Indiana Harbor refurbishment and 2H 2014 ramp-up
- Strategic evaluation of coal business
- Pursue growth opportunities in coke, coal logistics and ferrous

Enterprise Value

SXC $1.7 billion at IPO	SXC $1.6 billion at 12/31/2012	SXC & SXCP $2.4 billion at 12/31/2013	SXC & SXCP $2.5 billion at 3/6/2014

Investor Day 2014 5

Today’s News—SXC • SXC Board supports management plan to drop down Domestic Coke business into SXCP – Expect timing of dropdowns balanced with organic and M&A growth opportunities • SXC Board approved initial dropdown – 33% interest in Haverhill and Middletown – Offer made to SXCP Conflicts Committee – Anticipate de-leveraging with initial drop • Believe dropdown plan will create significant value for SXC shareholders and SXCP unitholders

Today's News - SXC

- **Estimate severe weather and Indiana Harbor challenges to lower Q1 Adjusted EBITDA by ~$10-$15 million**
  - Q1 production down ~60 thousand tons, about half of shortfall at Indiana Harbor
  - Indiana Harbor incurred higher O&M on additional refurbishment scope
- **Expect to recover portion of Q1 production shortfall over balance of year**
  - Customer demand solid
  - Excluding Indiana Harbor, expect domestic coke to perform above contract max
- **Reaffirm FY 2014 Adjusted EBITDA guidance of $230 million to $255 million**
  - Expect to be in lower half of range



Indiana Harbor

Investor Day 2014 7

Coal Business Strategic Evaluation Developing strategic exit plan • Retained advisors to assist with restructuring plan – Have significant structuring flexibility and will evaluate all options – Preferred option is potential sale but will consider other alternatives including joint ventures, partnerships or further downsizing • New prep plant part of evaluation – Generates MLP qualifying income – Willing to invest to optimize potential exit transaction • Key transaction objectives include – Ensure reliable, cost-effective supply of coal to Jewell Coke – Enable standalone Jewell Coke operation – Create value for SXC shareholders

SXC Priorities TM Given domestic coke dropdown plan and coal business restructuring, evaluating strategic alternatives for SXC • Focus on maximizing value of SXC by – Increasing value of SXC’s ownership of SXCP & GP interest – Maximizing cash flow from remaining SXC level assets – Deploying capital in projects delivering attractive risk-adjusted returns • Expect SXC to become a flexible recycler of capital – Focus on investing to drive productivity in existing assets and incubate projects for SXCP • Plan to review capital allocation priorities with Board after first drop

Today’s News—SXCP • Intend to raise per unit cash distribution 5.3% to $0.50 for Q1 2014 payment – Expect to be above 1.15x annual cash coverage ratio on existing operations • Initial drop expected to add ~$38 million annually to distributable cash flow (pre-financing) (1) – Supports additional future increases to per unit cash distribution rate • Assessing optimal dropdown funding structures – Expect first dropdown financed by combination of SXCP equity and debt (1) Distributable Cash Flow (pre-financing) equal to EBITDA less ongoing capex and replacement capex accrual. Does not include interest expense related to potential debt financing.

SXCP Distribution Outlook

SXCP™

Expect dropdowns will support 8%-10% annual distribution growth

Distributable Cash Flow Growth Drivers

Dropdowns from SXC
- ~$175 million of EBITDA

Greenfield Projects at SXC
- Right to purchase new U.S. coke plant when complete
- Potential for DRI with private letter ruling request

M&A
- Near-term priority building coal logistics business
- Pursue coke and ferrous opportunities over time

Distribution Growth Implications

- Expect dropdowns alone can support 8%-10% annual distribution growth through 2016
- Greenfield opportunities plus acquisitions can provide additional upside and/or extend growth runway
- Strong balance sheet provides flexibility to finance growth and support distribution growth as target leverage achieved
- Pace of dropdowns flexible based on M&A success

Investor Day 2014 11

Pathway to Value Creation Deliver Operations • Foundation of long-term Excellence success Leverage Technology to • Maximize asset productivity Drive Results • Expand presence in steel value chain and diversify Pursue Growth Pillars customer base • Prioritize SXCP growth • Execute dropdown domestic coke Restructure & Allocate asset plan Capital • Exit coal business • Restructure and allocate capital between growth and shareholders to optimize value

Mike Thomson President and Chief Operating Officer

Pathway to Shareholder Value TM Deliver Operations Excellence Leverage Technology to Drive Results Pursue Growth Pillars Restructure & Allocate Capital Enhance Shareholder Value

Deliver Operations Excellence TM Financia Performan • Leverage operating know-how and Focus of technology to The SunCoke Way Productivity continuously improve yields, operating and maintenance costs • Rigorous discipline around Executio systems and processes of coke and coal mining operations Safety & •Sustain and enhance top quartile safety performance Environment •Meet and exceed environmental standards

SunCoke Way – Production & Yield TM Tangible impact on Domestic Coke Production & Yield (ex. Indiana Harbor) production & yield 105.1% 106.1% (excluding Indiana Harbor) 100.0% 99.5% 70.5% • 1% coal-to-coke yield 70.2% 69.4% improvement contributes 68.8% 3,167 3,202 ~$6 million to Adjusted EBITDA 2,583 602 617 (based on $100 per ton coal price) 2,453 68 684 702 686 635 • 2013 production ~50,000 tons above contract maximum 1,103 1,124 1,164 1,173 – Enabled spot sale to new customer 715 707 699 726 2010 2011 2012 2013 Middletown Haverhill Yield (%) Granite City Jewell Capacity Utilization (%)

SunCoke Way – Coke Safety TM • Achieved historical best health and safety performance in 2013 – Including Brazil, SXC/SXCP represents four of five positions in top quartile Total Incident Rate – Top Quartile and SXC 1.55 1.52 1.49 1.25 1.05 0.91 0.85 0.75 2010 2011 2012 2013 Top Quartile TIR for coke plants per ACCCI* data SXC TIR *ACCCI – American Coke and Coal Chemical Institute

International Coke

Brazil Coke

- Demonstrated exceptional flexibility operating at ~50% utilization
- 2013 Adj. EBITDA of $16 million on 876 thousand tons
- Expect improvement in 2014 on higher volumes

VISA SunCoke

- Strong operating performance
- Merchant market experiencing margin compression due to slower economic growth, import pricing pressure and high inventories
- Anticipate contribution of ~$3 million to 2014E Adj. EBITDA

Brazil Coke



VISA SunCoke



Investor Day 2014

18

Coal Mining Business • Continued focus on decreasing cash costs per ton on productivity gains and reduced royalty rates • Maintaining focus on top quartile safety and compliance performance • Preserve assets and capabilities to maximize strategic flexibility

LEVERAGE TECHNOLOGY

Leverage Technology TM Focused on driving greater productivity from existing assets and enhancing competitive advantages Ass Environmenta Technology Support Performance Advancement • Improve and • Meet current • Extend and protect optimize productive environmental our proprietary capabilities of requirements technological edge existing assets • Develop designs for implementation and processes to at existing and new meet and surpass assets next generation environmental standards Improve Yield Faster Coking Gas Shari & Breeze Recy

Faster Coking TM Goal: Improve existing asset utilizati • Existing oven loading processes 1 ton of Increased Coking Rate coal per hour (coal tons processed in 48 hours) • Increase coking rate by varying charge size and burn practices 54 tons 48 tons Expected Benefits: • Flexibility to accelerate production opportunistically to meet market demand but limited by quality considerations and permit limits Potential Value: • Potential to increase production by 5% to 10% across U.S. fleet Standard Loading Optimized Loading • Per ton profit on incremental tons greater than average

Gas Sharing Goal: Develop and implement new technology to minimize venting Background: • Address NOVs at Haverhill and Granite City as part of U.S. EPA Consent Decree Expected Benefits: • Substantially reduces venting • Sets new emission standard for cokemaking Capital Investment: • Estimated cap ex $120 million to be invested 2012 – 2016 – $33 million in 2012-2013; $41 million planned in 2014

Improve Yield Goal: Improv coke yield by minimizing burn los Background: • Existing technology typically results in 2%-3% burn loss • Redesigning oven air flow Expected Benefits: • Reduce burn loss to drive higher coke yield Potential Value: • 1% burn loss reduction across U.S. fleet could drive ~$8 million benefit (@ $100/ton coal price) • Earliest implementation 2016

Breeze Recycle

SXCP

Goal: Repurpose low value outputs

Background:
- Breeze has limited market value
- Recycling 1%-3% into coal blend

Expected Benefits:
- Reduces blend cost substituting low cost input (breeze) for higher cost input (coal)

Potential Value:
- ~$5M-$10M across U.S. fleet (@ $100/ton coal price)
- Earliest implementation 2017

Breeze Value: ~$15-$30 per ton



Coke Value: ~$320 per ton



Investor Day 2014

25

INDIANA HARBOR REFURBISHMENT

Indiana Harbor Refurbishment

		Scope and Challenges
Capital Project	**Oven Externals**	• Replace/repair doors, lintels and buckstays for 268 ovens and replace stacks • Labor productivity lower than expected due to operating schedule conflicts and weather • Work caused disequilibrium in plant, impacting production and oven condition
	Pusher/ Charger Machine	• Replace two machines to reduce maintenance expense, improve reliability, decrease oven wear and decrease coal spillage
Plant Expense	**Common Tunnel**	• Underestimated impact of draft restriction in original scope • Draft critical to oven performance • Plan to repair/replace common tunnel to improve draft
	Oven Floors/ Sole Flues	• Disequilibrium created by oven refurbishment impacted condition of the most challenged ovens • Plan to repair/replace oven floors/sole flues on underperforming ovens (~ 25% of ovens)

Investor Day 2014 27

Indiana Harbor Refurbishment TM Status and Outlook • 3 of 4 batteries complete; final battery to be completed in March 2014 Oven • All stacks replaced in 2013 Externals • Capital expenditures of $85 million; ~$15 million higher than originally expected due to productivity issues Capital Project Pusher/ • Design and engineering complete; manufacturing in process Charger • Deliveries expected in June and November 2014 Machine • Capital expenditure of $16 million in-line with expectations Common • Common tunnel repairs/replacement to be completed by April 2014 Tunnel • Incremental expense in Q1/Q2 results Plant Expense Oven • Work on target ovens underway Floors/ • Expect completion of target oven repairs by June Sole Flues • Incremental expense in Q1/Q2 results

Refurbishment End State TM New Oven Exterior New Tunnel/Stack New Oven Internals

Refurbishment End State TM New Pusher/Charger Pusher/Charger Machine at Middletown Machines • Next generation modular design with upgraded features – Targeting zero spillage – Improved operations and maintenance • ~$16M total spend; deliveries expected in June and November • Facilitates ramp-up to 1.22 million tons annual production

Indiana Harbor Outlook

Indiana Harbor Ramp-up

- Refurbishment project and severe weather impacted Q1 production and costs
- Q2/early Q3 anticipated blast furnace outage
  - Expect reduced production during outage; may result in inventory build and/or deferred payment terms
  - After outage, maximum production needed
- With completion of refurbishment scope in Q2 expect improvement in 2H
  - Delivery of pusher/charger machines to further enable ramp-up in 2H
- Projected FY 2014 Adjusted EBITDA of $20M - $25M to be second-half loaded


Indiana Harbor: Projected 2014 Coke Production and Ovens Pushed
107
125
126
131
200-210
260-270
285-295
300-310
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Ovens Pushed per Day
Coke Production (000s tons)

Investor Day 2014
31

POTENTIAL NEW COKE PLANT

New Coke Plant – South Shore, KY TM Site/Plant Attributes Permit Status • Good inbound & outbound logistics • Final permit estimate – Q2 2014 • Multi-customer site can serve • Earliest construction – Q4 2014 contract and spot markets • First coke delivery – Q1 2017 • Design enhancements Customer dialogue – ongoing – 30% smaller footprint – Modular design enables future South expansion Shore – Improved yields due to better coal/coke handling and oven design/control – Higher energy production • Capital expenditure expected $570—$670 per ton – Middletown was $745 per ton

Proposed New Site TM Proposed new coke plant expected to have 120 ovens and annual coke production capacity of 660 thousand tons and ~60MW of power generation

COAL LOGISTICS

Coal Logistics Opportunity Coal logistics complements existing cokemaking business, offers near-term growth opportunities and customer diversification Strategic Assets Platform for Growth • KRT strategically advantaged with access to barge, rail and truck Strategically Located Asse • Locations in Ohio River System well positioned to serve CAPP miners, power companies and steelmakers Experienced – Ability to blend Illinois Basin with Management Team CAPP coal may help drive organic growth with power companies • Bolt-on acquisition opportunities Extend Capability to • Broadening customer base diversifies Broaden Exposure t credit and market risk Steel Value Chain

Coal Logistics Organic Growth Opportunity

Organic Growth

- Moved ~800K internal tons from competitors to KRT
- Discussion with steelmakers to increase met coal tonnage
- Anticipate increased throughput from nearby coal producers
- Exploring opportunity to expand with public utilities
- Incremental revenue flows primarily to EBITDA

Target Areas for Volume Growth at KRT

(tons handled)



~0.5 – 1M
~1 – 2M
~1 – 2M
~1M
~3.5 – 6M
16M
16M
2013A KRT Coal Tons Handled
3rd Party Domestic Coking
CAPP Thermal Rebound
IL Basin Blending
New SXC Domestic Coke Plant
2017E Coal Tons Handled

Investor Day 2014 37

Jonathan Lock Vice President—Strategy

Pathway to Shareholder Value TM Deliver Operations Excellence Leverage Technology to Drive Results Pursue Growth Pillars Restructure & Allocate Capital Enhance Shareholder Value

The Steel Value Chain TM Steel value chain survey identified attractive adjacent opportunities

Our Growth Priorities 1 Look to generate growth which is • Similar in risk profile to core business • Consistent with existing business model • Aligned with Core Competencies 2 Seek organic growth and acquisitions with focus on • Opportunities that generate qualifying income • Increased customer diversification

Growth Strategy

Area of focus	Cokemaking	Coal Logistics	Iron Ore Processing
Summary	Greenfield development and/or acquisition of existing cokemaking facilities with long-term off-take agreements	Acquisition or development of selective coal handling & processing assets, with long-term off-take arrangements and limited commodity exposure	Investment in ferrous side of steel value chain, such as in concentrating, pelletizing and transport/handling of iron ore
Organic Growth (SXC)	• Contract renewal and ramp-up at Indiana Harbor • Expect permit for a new plant in 1H 2014	• Exploring greenfield development opportunities	• Evaluating potential greenfield DRI opportunities
M&A (SXCP)	• Discussing potential acquisition of targeted coke assets • Complexity implies 2014 and beyond timeframe	• Two acquisitions completed • Evaluating targeted opportunities	• Received favorable ruling on qualifying income status of concentrating & pelletizing • Submitted PLR for DRI – timing uncertain

Investor Day 2014 42

Coke – Market Dynamics TM Expect stable coke demand on rebounding steel production Domestic Steel Production & Capacity Utilization Industry Outlook (Mt Production) • Steel demand outlook driven 100 100% by automotive, construction 80 80% • EAFs expected to capture 62 58 majority of growth 53 56 62 53 53 54 60 52 60% 49 • Expect BF/BOF to hold 40 36 40% volumes based on quality & advanced product design 38 20 38 38 38 20% 34 36 35 35 36 31 22 • Forecast stable coke utilization 0 0% rates 2008 2009 2010 2011 2012 2013 2014E 2015E 2016E 2017E BF/BOF EAF Capacity Utilization (%) Source: AISI, CRU, Internal Company Analysis

Coke – Market Dynamics TM Expect coke battery retirements to reduce coke capacity over time U.S. & Canada Coke Battery Age Distribution Industry Outlook (Mtpa capacity) • By-product coke battery 4 Meter By-product 5.0 6 Meter By-product productivity falling as fleet ages 4.5 Heat Recovery 4.0 • Early 6-meter battery 3.5 retirements increasingly 3.0 possible 2.5 2.0 • Alternative coke projects do not 1.5 appear to be yielding reliable 1.0 coke 0.5 0.0 • Recent coke battery closures 49 — 14 19 24 29 34 39 44 49 54 59 64 69 74 include AM Dofasco & US Steel 0 5 10 — 15 20—25—30—35 — 40 45 — 50—55 60 — 65—70 Gary Works Battery Age – Represents ~1 million tons Source: CRU Met. Coke Market Outlook, Internal Company Analysis of coke production

Coke – Market Dynamics TM Forecast U.S. & Canada coke shortage in excess of 1M tons by 2017 U.S. & Canada Blast Furnace Demand vs. Capacity1 Industry Outlook (Kt capacity) • Expect market tightening as aging Age & Evolving 500 435 Environmental batteries shutdown MACT Standards 0 • Forecast domestic coke short (89) (52) (55) >1M tons by 2017 -500 (377) (522) (562) • Virtually no imports in 2013 -1,000 -1,500 (1,384) • Imports or DRI/EAF could reduce coke demand, but evolving (1,722) -2,000 environmental standards may ’10 ’11 ’12 ’13 ’14E ’15E ’16E ’17E ’18E accelerate retirements 1. Data represents BF demand and capacity exclusive of imports Source: Internal Company Analysis

Coke – Prospective Economics

SXCP

Next Generation Coke Plant Economics


1
~$375m-$440m Capital Outlay
2
Low double digit returns
3
Competitive Coke Pricing
4
~6x EBITDA Multiple
Valuable Growth Opportunity for SXC/SXCP

Plant Specifications

Total CAPEX: ~$375M-$440M

Total Capacity: 660Ktpa

Power Output: ~60MW

Location: South Shore, KY

Contracting Strategy

- Multi-customer plant delivering customers value via competitive prices
- Target commitments for 60%-70% capacity under 7-10 year terms
- Open to selling remaining coke capacity via merchant market

- SXCP has preferential right to acquire once operational

Investor Day 2014 46

Coal Logistics – Market Size TM Rail Barge Truck Terminals (1) Tonnage 600M-800M tons 150M-350M tons 100M-200M tons 350M-550M tons Per Ton Rate(2) $16-$19/ton $5-$8/ton $4-$7/ton $3-$8/ton EBIT Margin(3) 25%-30% 15%-20% 5%-10% 20%-30% Profit Pool $2.4B-$4.6B $100M-$600M Up to $100M $200M-$1.3B (EBIT) Capital Intensity High Medium Low Medium Fragmentation Low Medium High High Note: tonnage estimates reflect primary mode of transportation for any multi-modal shipping (1) Per ton rates represent all–in service offerings (e.g., any combination of blending, storage, sampling, crushing, transloading, etc.) (2) Rates sourced from internal analysis and EIA & STB reports; barge and truck transportation rates reflect coal transported to electric power plants 47 (3) EBIT margins derived from internal analysis, logistics company financials and industry-wide estimates

Coal Logistics – Developing our Pipeline TM Applied rigorous screening process to identify high-priority, near-term coal logistics targets Competitive Mode of Commodity Geography Size Advantage Transport • Coal Biased • Advantaged • Rail • Midwest • Focus on small • MLP’able Location • Barge • East Coast and medium Bulk • Well Run • Truck • US Gulf • Fit within MLP (to customer) Coast >50 Coal Focused Logistics Assets High + Priority >175 Targets Logistics Companies w/ Coal Assets Initial Universe ~1B Tons of Coal

Ferrous – Concentration & Pelletization

U.S. Iron Ore Production


(Mtpa capacity)
Essar
10
~65
7
3
~55
USS
24
AK/Mag
Cliffs
23
AM
9
In Operation(1)
Under Development
Total Market

1. Estimated capacity in accordance with ownership structure

Source: Internal Company Analysis

Cokemaking Parallels

- High capital intensity ($100-$150/ton); similar material conversion process to coke
- Potential for similar commercial structure; processing fee with return on capital and limited commodity risk
- Assets highly concentrated in hands of few large operators
- SXCP cost of capital provides potential advantage

Investor Day 2014 49

Ferrous – DRI Market Size TM U.S. & Canadian DRI market in early stages; expect need-based demand will dominate near term 2013E Global DRI Production Potential U.S. & Canada Demand (Mtpa) (Mtpa) Mid. East 31 SunCoke focus on 3-5 Mtpa medium- Asia Pacific term demand 6 -9 18 ~10 Latin America 12 CIS/E. Europe 5 Voestalpine 3-5 SDI 6 Africa 2 ArcelorMittal Nucor LA 3 US/Canada 1 Nucor T&T 2 W. Europe 1 Current Medium-Term Long-Term Market Demand Potential Source: Midrex 2012 Statbook, World Steel Association

Ferrous – DRI Near-Term Demand

DRI demand fragmented and driven by different needs

Drivers of DRI Demand

Raw Material Flexibility
- DRI an alternative to pig iron and premium scrap

Steel Quality Premium
- DRI provides pure iron units for higher quality steel

Challenged Logistics
- DRI helps reduce input costs for logistically challenged EAFs

Size of Opportunity by Region

Great Lakes & West

Customer #1	1.5
Customer #2	0.9
Customer #3	0.8
Customer #4	0.4
Others	0.5
Total	**~3-5 Mtpa**

South East

Customer #1	0.6
Customer #2	0.2
Others	0.1
Total	**~1 Mtpa**

Investor Day 2014 51

Ferrous – DRI Project Scale and Economics TM Opportunity to aggregate demand to achieve economic scale and leverage SXCP cost of capital DRI Project Capital Cost per Ton DRI Project Characteristics • Substitute pig iron and hedge ($/mt) scrap due to low natural gas 500 Most Attractive Economic Scale pricing • DRI capital intensive, requiring scale to optimize (1.5 mt plant ~$500M investment) 400 SXC/SXCP Value Proposition Voestalpine • Provide capital and operate facility Nucor • Long-term supply contract with anchor customer for hot DRI, 300 balance sold to market as cold DRI • Cost pass-through of all commodities (iron pellets & nat. gas) 200 1.0 Mtpa 1.5 Mtpa 2.0 Mtpa 2.5 Mtpa • Target low to mid-double-digit return

Mark Newman Senior Vice President & Chief Financial Officer

Pathway to Shareholder Value TM Deliver Operations Excellence Leverage Technology to Drive Results Pursue Growth Pillars Restructure & Allocate Capital Enhance Shareholder Value

Value Creation to Date TM SXC and SXCP delivered value since IPOs Since SXC IPO (07/21/11) Since SXCP IPO (01/18/13) 75% 75% SXCP +67% S&P 600 +50% 50% 50% SXC 25% +44% 25% Alerian +10% 0 0 Integrated -25% -25% Integrated Steel (7%) Steel (60%) -50% -50% -75% -75% Jul ‘11 Jan ‘12 Jul ‘13 Jan ‘14 Mar ‘14 Jan ‘13 Mar ‘13 Jul ‘13 Jan ‘14 Mar ‘14 (1) (1) (2) Integrated Steel S&P Small Cap 600 SXC Integrated Steel Alerian Index SXCP 1. Integrated Steel Group includes AKS, X, MT, and CLF. 2. Data is unit price performance only, and does not include distributions.

Future Value Creation TM Intend to continue to create value by optimizing structure and efficiently allocating capital 1 2 3 Drop down Restructure Coal Optimize Capital Domestic Coke Mining Business Allocation Assets to SXCP • Board supports drop • Potential exit from coal • Invest in existing assets to down of domestic coke business expected to drive performance assets over time unlock value • Finance potential capital – Increase distributions – Ensure reliable, long- intensive growth projects to SXC as General term supply of coal for that can drive future cash Partner Jewell Coke flow growth (new coke – Generate cash plant, DRI) – Reduce/eliminate proceeds to invest, exposure to • Evaluate capital allocation de-lever or return to commodity price and priorities as dropdowns shareholders mining risks occur – Enable Jewell Coke standalone operation

Dropdown Value Drivers TM Expected Impact from Impact to SXC Expected End Result Dropdown Plan Equity Value 1 • Higher achievable LP unit ✓ Multiple Value of SXCP expansion on LP Units distribution growth rate leads to increased SXCP existing assets unit price ✓ Maximum value of GP/IDR 2 GP cash flows increase as interests • Value of GP higher IDR splits reached Cash Flows ✓ Financial flexibility to invest for 3 growth or to • Debt paid down and cash support Cash Proceeds builds over time through potential return dropdown proceeds and to shareholders free cash flow

Asset Considerations

All SXC Domestic Coke assets are good candidates;
Haverhill and Middletown are most attractive initial dropdown

● - ○ Relative attractiveness

	Granite City	Haverhill & Middletown	Indiana Harbor	Jewell Coke
Ease of Execution / Asset Readiness	◕	●	◔	◔
Customer / Asset Diversification	◑	◔	◕	◑
DCF / % of EBITDA	◑	◕	◔	◑
Estimated Run-Rate Adj. EBITDA	\$35M - \$45M	\$40M - \$50M[(1)]	\$35M - \$45M	\$45M - \$55M

- ~\$175M in Domestic Coke Adj. EBITDA remains to be dropped from SXC to SXCP
- Expect to include incremental allocation of corporate costs with dropdowns

1. *33% basis for both plants combined.*

58
Investor Day 2014

Tax Efficiency Illustration

SXCP

Simplified Example of Tax Implications for Sale to SXCP

Asset Sold to SXCP	
Fair Value	= $150
Tax Basis	= 0
Tax Life	= 15 years

SXC Interest in SXCP	~58% (pre-transaction)

Form of Consideration:	Cash Only	Assumed Debt or Units Only
Consideration to Seller	$150	$150
Less: Tax Basis	0	0
Gain on Sale	$150	$150
Day 1 Tax (35% Rate)	**($53)**	**$0**
Future (Income)/ Depreciation per year	6	(4)
PV of Future Tax (@ 10% Discount Rate)	**15**	**(11)**
Total PV of Taxes	**($38)**	**($11)**

SXC receives share of asset depreciation on stepped up basis value over asset life ($150 ÷ 15) x 58%

Implications for SXC

- Assumption of debt and/or taking back units provides significant tax benefits for sale of low basis assets to SXCP
- Estimated tax basis in remaining SXC domestic coke assets ~$200M as of 12/31/13
- SXC debt of ~$500M as of 12/31/13 available to use with future dropdowns
- However, SXC units retained have very low basis; sale of units would trigger gain

SXC delivers depreciation to public unitholders as if asset basis stepped up; income recognition for SXC offsets public deduction ($150 ÷ 15) x 42%

Investor Day 2014

59

Dropdown Considerations and SXCP Impact Variable Considerations Drop • Balance accretion to SXCP with providing SXC appropriate value Multiple • Subject to SXCP Conflict Committee approval SXCP • Excess leverage capacity at SXCP provides flexibility; expect to move Financing toward target 3 – 3.5x leverage over time Distribution • Anticipate “flexing” coverage with drops to achieve ratable growth • As we increase scale and asset/customer diversity over time, expect Coverage to reduce target cash coverage ratio to 1.1x • Discussing terms of first dropdown; remaining coke assets to support Timing distribution growth target • Flexibility to adjust pace based on M&A opportunities Expect to deliver 8%-10% annual distribution growth through 2016 with potential upside

Dropdown Considerations and SXC Impact TM Variable Considerations Drop • Drop value to SXC includes direct multiple received plus indirect value from SXCP stake and GP/IDR cash flows; provides SXC flexibility Multiple Form of • Expect to take back portion of proceeds in SXCP units for tax efficiency and de-lever through SXCP assumption (and pay down) of SXC debt Proceeds • Balance tax efficiency with potential liquidity needs at parent SXC Capital • Right-size SXC leverage as assets move to SXCP over time Structure • Maintain flexibility for funding growth projects for SXCP Use of • With dropdown plan, expect to de-lever, retain significant LP stake and near/attain high IDR splits Proceeds • Allocate cash flow between investments and return of capital Expect dropdowns to provide multiple expansion on existing assets, proceeds for redeployment and increasing GP/IDR cash flows approaching high splits

Illustrative Dropdown Scenario

SXCP

Illustrative Dropdown Assumptions

- ***EBITDA: ~$175M total over several years***
- ***Multiple: reasonable range***
- ***SXCP Financing: 50/50 Debt/Equity***
  (~ half of equity taken back by SXC)



$1.90
8%-10%
Annual
Growth
$2.40 - $2.53
Current
Annual
Distribution
per LP Unit
2016E
Distribution
Rate per LP
Unit

Potential SXC Value

- **SXC LP interest in SXCP**: Relatively unchanged from current (~58%) but with higher unit count
- Potential increase to **SXCP Unit Price** on higher distributions
- **Annual GP Cash Flow**:
  ~$10M
  (at/within 50% GP split)
- **Cash Proceeds/Debt Assumption**:
  ~$175M * EBITDA multiple
  for ~75% of consideration

Investor Day 2014 62

Initial Dropdown Key Points TM Expect to drop 33% interest in Haverhill and Middletown into SXCP • Subject to SXCP Conflicts Committee approval – Expect 33% interest in Haverhill and Middletown to be dropped into SXCP subject to market conditions – SXCP Conflicts Committee reviewing offer; have retained advisors • Expect to finance through a mix of debt, units taken back and public unit offering • De-leveraging at parent and minimizing of tax leakage will be priorities for initial drop; expect limited cash proceeds at SXC

Fritz Henderson Chairman & Chief Executive Officer

Pathway to Shareholder Value TM Deliver Operations Excellence Leverage Technology to Drive Results Pursue Growth Pillars Restructure & Allocate Capital Enhance Shareholder Value

Critical Early 2014 Priorities TM • Operations Excellence – Recover from winter across U.S. coke plants to improve results and sustain strong safety performance – Execute Indiana Harbor revitalization and re-commission plant – Drive mining cash cost productivity and safety excellence • Growth Strategy – Pursue bolt-on growth opportunities – Continue South Shore permitting and secure customer commitments – Evaluate DRI and possible coke plant acquisitions – Focus on SXCP qualifying income and distributable cash flow growth • Portfolio Strategy – Exit coal consistent with objectives: coal supply, coke plant independence, value creation • Capital Allocation Strategy – Execute first dropdown transaction – Develop SXC capital allocation framework to be executed with dropdown strategy over next three years

APPENDIX

Definitions TM • Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts and the interest, taxes, depreciation, depletion and amortization attributable to our equity method investment. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also includes EBITDA attributable to our equity method investment. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s net assets and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP, does not represent and should not be considered a substitute for net income as determined in accordance with GAAP. Calculations of Adjusted EBITDA may not be comparable to those reported by other companies. • EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization. • Adjusted EBITDA attributable to SXC/SXCP equals Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests. • Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold • Ongoing capital expenditures (“capex”) are capital expenditures made to maintain the existing operating capacity of our assets and/or to extend their useful lives. Ongoing capex also includes new equipment that improves the efficiency, reliability or effectiveness of existing assets. Ongoing capex does not include normal repairs and maintenance, which are expensed as incurred, or significant capital expenditures. For purposes of calculating distributable cash flow, the portion of ongoing capex attributable to SXCP is used. • Replacement capital expenditures (“capex”) represents an annual accrual necessary to fund SXCP’s share of the estimated costs to replace or rebuild our facilities at the end of their working lives. This accrual is estimated based on the average quarterly anticipated replacement capital that we expect to incur over the long term to replace our major capital assets at the end of their working lives. The replacement capex accrual estimate will be subject to review and prospective change by SXCP’s general partner at least annually and whenever an event occurs that causes a material adjustment of replacement capex, provided such change is approved by our conflicts committee.

Consolidated SXC Guidance Summary Metric 2014 Guidance* Adjusted EBITDA (1) Consolidated $230 – $255 million Attributable to SXC $183 – $203 million EPS Attributable to SXC Shareholders (diluted) $0.35 – $0.60 Cash Flow from Operations ~$170 million Capital Expenditures ~$117 million Investments n/a Effective Tax Rate 20% – 26% Cash Tax Rate 10% – 18% Domestic Coke Production ~4.3 million tons Coal Production ~1.3 million tons *—Prior to proposed cokemaking asset dropdowns. (1) Please see appendix for a definition of Adjusted EBITDA.

Expected SXC 2014 EBITDA Reconciliation 2014E 2014E (in millions) Low High Net Income $53 $71 Depreciation, depletion and amortization 105 100 Interest expense, net 55 53 Income tax expense 13 24 EBITDA $226 $248 Sales discounts – –Adjustment to unconsolidated affiliate earnings(1) 4 7 Adjusted EBITDA $230 $255 EBITDA attributable to noncontrolling interests(2) (47) (52) Adjusted EBITDA attributable to SXC $183 $203 (1) Represents SXC share of India JV interest, taxes and depreciation expense. (2) Represents Adjusted EBITDA attributable to SXCP public unitholders prior to proposed cokemaking asset dropdowns and to DTE Energy’s interest in Indiana Harbor.

SXCP Adjusted EBITDA and Distributable Cash Flow Reconciliations FY 2014 Guidance* ($ in Millions) Low High Net income $ 94 $ 107 Add: Depreciation 43 41 Interest expense, net 18 17 Income tax expense—1 Sales discounts — Adjusted EBITDA $ 155 $ 166 Adjusted EBITDA attributable to NCI (50) (54) Adjusted EBITDA attributable to Predecessor/SXCP $ 105 $ 112 Less: Ongoing capex (SXCP share) (12) (12) Replacement capex accrual (4) (4) Cash interest accrual (15) (15) Distributable cash flow $ 74 $ 81 * Before proposed dropdown transaction

Capital Expenditures & Investments 2014E Capex ($ in millions) SXC SXCP Consolidated On-Going $39 $17 $56 Environmental Project $5 $36 $41 Indiana Harbor $20 n/a $20 Refurbishment Total CapEx $64 $53 $117 Investments ——Total CapEx & $64(1) $53 $117 Investments (1) Does not include spending to initiate construction of potential new coke plant (~$30M) or potential new coal prep plant ($30-$60M).